Exhibit 99.2

SECOND AMENDED AND RESTATED

SHARE REPURCHASE PROGRAM

The Board of Directors (the “Board”) of Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), has adopted this Second Amended and Restated Share Repurchase Program (this “Repurchase Program”) to permit and authorize the Company to repurchase shares of its common stock, par value $0.001 per share (the “Shares”), upon the death of any beneficial owner of Shares (“Estate Repurchases”) or upon the “Qualifying Disability” or the confinement to a “Long-Term Care Facility” (each as hereinafter defined) of any stockholder (together, the “Hardship Repurchases”), subject to the terms, conditions and limitations set forth herein.  The effective date of this Repurchase Program is February 1, 2012 (the “Effective Date”).

1.             Repurchase Price. The Company is authorized to repurchase Shares under this Repurchase Program at a price per Share equal to 100% of Estimated Value.  As used herein “Estimated Value” shall have the following meaning: the estimated per Share value most recently published or announced by the Company prior to the applicable Repurchase Date (as hereinafter defined); provided, however, that if the Company has sold properties or other assets and has made one or more special distributions to stockholders, designated as such by the Board, of all or a portion of the net proceeds from the sales, until the Company publishes or announces a new estimated per Share value, the price per Share shall be reduced by the amount of net sale proceeds per Share that the Company designates as a special distribution.

2.             General Repurchase Limit.  Notwithstanding anything to the contrary herein, the Company may not, during any twelve (12) month period, repurchase an aggregate number of Shares that exceeds five percent (5.0%) of the number of issued and outstanding Shares at the beginning of the twelve (12) calendar month period (the “5.0% Limit”). For any calendar quarter, if the number of Shares accepted for repurchase would cause the Company to exceed the 5.0% Limit, the Company shall, to the extent it decides to repurchase Shares, make repurchases in the following order: (i) first, all Estate Repurchases, in accordance with the procedures, and subject to the funding limits, described in Section 3; and (ii) next, any Hardship Repurchases, in accordance with the procedures, and subject to the funding limits, described in Section 4, in each case, subject, in the aggregate, to the 5.0% Limit.

3.             Terms for Estate Repurchases.

(a)           General.  In the case of Estate Repurchases, any of the following parties may request that the Company repurchase Shares by submitting a repurchase request pursuant to the terms of Section 6(a) upon the death of the beneficial owner of the Shares:  (i) the estate of the beneficial owner; (ii) the recipient of the Shares through bequest or inheritance, even where the recipient has registered the Shares in his or her own name; (iii) in the case of the death of a grantor who purchased Shares and held those Shares through a trust, the beneficiary of the trust, even where the beneficiary registered the Shares in his or her own name subsequent to the death of the grantor; or (iv) in the case of the death of a grantor who purchased Shares and held those Shares through a revocable grantor trust, the trustee of that trust.  Collectively, these parties are referred to herein as the “Requesting Parties,” and, individually, each is referred to as a “Requesting Party.”

(b)           Funds.  In the case of Estate Repurchases, the funds available for repurchasing Shares for any particular calendar quarter shall be limited to those funds that the Board, in its sole discretion, reserves for this purpose (the “Estate Funds”).  The Board may, in its sole discretion, increase or decrease the amount of Estate Funds; provided, that the Company shall send stockholders notice of the change at least thirty (30) calendar days prior to the effective date of the change.  Notwithstanding anything to the contrary herein, if, for any calendar quarter, the aggregate amount of Estate Funds exceeds the aggregate amount needed to repurchase all Shares for which requests for Estate Repurchases have been received by the Company, the Company may, but shall not be obligated to: (i) carry over the excess amount of Estate Funds to a subsequent calendar quarter(s) for use in addition to the amount of Estate Funds otherwise available for repurchases during that subsequent calendar quarter(s); or (ii) apply the excess amount of Estate Funds to the Hardship Funds otherwise available for the same calendar quarter.  The decision to apply excess Estate Funds as set forth in the preceding sentence may be made by the Board in its sole discretion.

(c)           Priority Repurchase.  The Company cannot guarantee that it will be able to repurchase all Shares for which requests for Estate Repurchases are received for any calendar quarter.  For any calendar quarter, if the amount of Estate Funds is not sufficient to fund the repurchase of all Shares for which requests for Estate Repurchases have been submitted or if the number of Shares accepted for repurchase would cause the Company to exceed the 5.0% Limit, the Company shall, to the extent it decides to make Estate Repurchases, repurchase Shares in chronological order, based upon the beneficial owner’s date of death (the “Date of Death”); provided, however, that if more than one Requesting Party is requesting the repurchase of Shares based on the same Date of Death (“Concurrent Requesting Parties”), the Company shall repurchase Shares on a pro rata basis only among those Concurrent Requesting Parties.  Any Shares that are not repurchased by the Company for a particular calendar quarter as a result of the Company not having sufficient Estate Funds to fund the repurchase of all Shares for which repurchase requests have been submitted or having satisfied the 5.0% Limit, shall be included with all other Shares for which the Company has received requests for Estate Repurchases for the next calendar quarter in which Estate Funds are available for repurchase, and shall be repurchased in the manner provided for in the preceding sentence, subject to the Requesting Party’s right to withdraw the Shares, as provided in Section 6(e); provided, that in the event that the Company repurchased more than one but less than all of the Shares submitted by a Requesting Party for a particular calendar quarter as a result of the Company not having sufficient Estate Funds to fund the repurchase of all Shares for which repurchase requests have been submitted or having satisfied the 5.0% Limit, the Company shall repurchase the remainder of the Shares submitted for repurchase by that Requesting Party for the immediately following calendar quarter, or quarters, ahead of any requests for Estate Repurchases submitted during that following calendar quarter or quarters, assuming that the 5.0% Limit is not exceeded and Estate Funds are available for repurchase.  In the event a Requesting Party wishes to withdraw a repurchase request, it must provide the Company with a written request of withdrawal pursuant to Section 6(e).

(d)           Timeliness of Request.  With respect to all requests for Estate Repurchases based on a Date of Death occurring on or after April 11, 2011, DST (as hereinafter defined) shall only accept a request if it receives the request within one calendar year after the Date of Death.  With respect to all requests for Estate Repurchases based on a Date of Death occurring on or after January 1, 2009 and prior to April 11, 2011, DST shall accept any request that it receives on or before April 11, 2012, so long as the request otherwise satisfies the requirements of this Repurchase Program.  So long as DST receives a request for an Estate Repurchase within the time periods set forth in this Section 3(d), the request will not be deemed untimely as a result of the Shares not having been repurchased by the Company within those periods.

4.             Terms for Hardship Repurchases.

(a)           General.  The Company may make Hardship Repurchases of Shares, including fractional Shares, that have been beneficially owned by a stockholder of the Company continuously for at least one (1) year (the “Holding Period”).  In the event that a stockholder is requesting the repurchase of all of his or her Shares, the Company may waive the Holding Period for Shares purchased under the Company’s Distribution Reinvestment Plan, as may be amended from time to time (the “DRP”).

(b)           Qualification for Repurchase. This Repurchase Program is not available to a stockholder requesting repurchase in the event that the “Qualifying Event” applicable to that stockholder had occurred before the person first became a stockholder.  As used herein, “Qualifying Event” means the date of the determination of the stockholder’s Qualifying Disability or the admission of the stockholder to a Long-Term Care Facility, as applicable.

(c)           Funds.  In the case of Hardship Repurchases, the funds available for repurchasing Shares for any particular calendar quarter shall be limited to those funds that the Board, in its sole discretion, reserves for this purpose (the “Hardship Funds”).  The Board may, in its sole discretion, increase or decrease the amount of Hardship Funds; provided, that the Company shall send stockholders notice of the change at least thirty (30) calendar days prior to the effective date of the change.  Notwithstanding anything to the contrary herein, if, for any calendar quarter, the aggregate amount of Hardship Funds exceeds the aggregate amount needed to repurchase all Shares for which requests for Hardship Repurchases have been received by the Company, the Company may, but shall not be obligated to: (i) carry over the excess amount of Hardship Funds to a subsequent calendar quarter(s) for use in addition to the amount of Estate Funds otherwise available for repurchases during that subsequent calendar quarter(s); or (ii) apply the excess amount of Hardship Funds to the Estate Funds otherwise available for the same calendar quarter.  The decision to apply excess Hardship Funds as set forth in the preceding sentence may be made by the Board in its sole discretion.

(d)           Pro Rata Repurchase.  The Company cannot guarantee that it will be able to repurchase all Shares for which requests for Hardship Repurchases are received for any calendar quarter.  For any calendar quarter, if the amount of Hardship Funds is not sufficient to fund the repurchase of all Shares for which requests for Hardship Repurchases have been submitted or if the number of Shares accepted for repurchase would cause the Company to exceed the 5.0% Limit, the Company shall, to the extent it decides to make Hardship Repurchases, repurchase Shares pro rata up to, but not in excess of, the limits described in this sentence; provided, that in the event that the repurchase would result in the stockholder owning less than 150 Shares, the Company will repurchase all of that stockholder’s Shares.  Any stockholder whose request has been partially accepted by the Company for a particular calendar quarter shall have the remainder of his or her request included with all new requests for Hardship Repurchases received by the Company for the immediately following calendar quarter.  In the event a stockholder wishes to withdraw his or her repurchase request, he or she may provide the Company with a written request of withdrawal pursuant to Section 6(e).

(e)           Timeliness of Request.  With respect to all requests for Hardship Repurchases in which the Qualifying Event occurred on or after the Effective Date, DST shall only accept a request if it receives the request within one calendar year after the Qualifying Event.  With respect to all requests for Hardship Repurchases based on a Qualifying Event that occurred on or after January 1, 2009 and prior to the Effective Date, DST shall accept any request that it receives on or before February 1, 2013, so long as the request otherwise satisfies the requirements of this Repurchase Program.  So long as DST receives a request for a Hardship Repurchase within the time periods set forth in this Section 4(d), the request will not be deemed untimely as a result of the Shares not having been repurchased by the Company within those periods.

(f)            Definitions.

(i)            With respect to Hardship Repurchases sought upon a stockholder’s Qualifying Disability, a “Qualifying Disability” shall mean a determination of disability, made by an Applicable Governmental Agency based on the stockholder’s physical or mental condition or impairment.  Any determination of disability made by, or any receipt of disability benefits from, a governmental agency other than an Applicable Governmental Agency shall not constitute a Qualifying Disability.

Disability determinations by governmental agencies for purposes other than those listed above, including but not limited to worker’s compensation insurance, administration or enforcement of the Rehabilitation Act or Americans with Disabilities Act or waiver of insurance premiums, will not entitle a stockholder to the terms available for Hardship Repurchases.  Because the following disabilities do not entitle a worker to Social Security disability benefits, they will not be considered Qualifying Disabilities, except in the limited circumstances when the stockholder is awarded disability benefits by an Applicable Governmental Agency described herein:  (A) disabilities occurring after the legal retirement age; (B) temporary disabilities; and (C) disabilities that do not render a worker incapable of performing substantial gainful activity.  Therefore, these disabilities will not entitle a stockholder to the terms available for Hardship Repurchases.

(ii)           As used herein, “Applicable Governmental Agency” shall have the following meaning:

(A)          in the case of a stockholder who paid Social Security taxes and, therefore, could be eligible to receive Social Security disability benefits, the Social Security Administration or the agency charged with responsibility for administering Social Security disability benefits at that time if other than the Social Security Administration;

(B)           in the case of a stockholder who did not pay Social Security taxes and, therefore, could not be eligible to receive Social Security disability benefits, but who could be eligible to receive disability benefits under the Civil Service Retirement System (the “CSRS”), the U.S. Office of Personnel Management or the agency charged with responsibility for administering CSRS benefits at that time if other than the U.S. Office of Personnel Management; or

(C)           in the case of a stockholder who did not pay Social Security taxes and, therefore, could not be eligible to receive Social Security benefits but suffered a disability that resulted in the stockholder’s discharge from military service under conditions that were other than dishonorable and, therefore, could be eligible to receive military disability benefits, the Department of Veterans Affairs or the agency charged with the responsibility for administering military benefits at that time if other than the Department of Veterans Affairs.

(iii)          With respect to Hardship Repurchases sought upon a stockholder’s confinement to a Long-Term Care Facility, a “Long-Term Care Facility” shall mean an institution that: (A) either: (1) is approved by

Medicare as a provider of skilled nursing care or (2) is licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands); and (B) meets all of the following requirements: (1) its main function is to provide skilled, intermediate or custodial nursing care; (2) it provides continuous room and board to three or more persons; (3) it is supervised by a registered nurse or licensed practical nurse; (4) it keeps daily medical records of all medication dispensed; and (5) its primary service is other than to provide housing for residents.

5.             General Terms of Repurchase.

(a)           Ownership Requirements.  This Repurchase Program is available in the event that the beneficial owner was, or the stockholder is, a natural person, but shall include Shares held by the beneficial owner or stockholder through a trust, or an IRA or other retirement or profit-sharing plan.  The Repurchase Program shall not be available to any entity, such as a partnership, corporation or limited liability company. If persons are joint registered holders of Shares, the request to repurchase the Shares may be made if either of the registered holders dies or qualifies for a Hardship Repurchase, as applicable.

(b)           No Encumbrances.  All Shares requested to be repurchased under this Repurchase Program must, in addition to satisfying the other provisions of this Repurchase Program, be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer, except for restrictions on transfer imposed by the Company to ensure its ability to continue to qualify as a real estate investment trust.  Except as otherwise provided herein, if the Company determines that a lien or other encumbrance or restriction exists against the Shares, the Company shall have no obligation to repurchase, and shall not repurchase, any of the Shares subject to the lien or other encumbrance or restriction.

(c)           Minimum/Maximum; Automatic Termination from DRP.  All or any portion of a beneficial owner’s Shares may be requested to be repurchased.  The Company will treat a repurchase request that, if fulfilled, would cause the owner to own fewer than 150 Shares, as a request to repurchase 100% of those Shares. A repurchase request relating to 100% of the owner’s Shares will be treated by the Company as an automatic termination of that owner’s participation in the DRP, effective as of the last business day of the first calendar quarter for which any of his or her Shares are repurchased.

6.             Repurchase Requests; Timing of Repurchase.

(a)           Repurchase Requests.  A stockholder or, in the case of Estate Repurchases, a Requesting Party, may request that the Company repurchase the Shares by submitting a repurchase request, in the form provided by the Company, to the Company’s transfer agent, DST Systems, Inc., or any successor entity (“DST”), at the address provided on the form.  The repurchase request must state the name of the beneficial owner of the Shares and the number of Shares requested to be repurchased.  In addition:

(i)            in the case of an Estate Repurchase, the request also must state the name of the Requesting Party and the Date of Death, and include evidence of the death of the beneficial owner (which includes Date of Death);

(ii)           in the case of a Hardship Repurchase sought upon a stockholder’s Qualifying Disability, the request must also include: (A) the stockholder’s initial application for disability benefits; and (B) a Social Security Administration Notice of Award, a U.S. Office of Personnel Management determination of Disability under CSRS, a Department of Veterans Affairs record of disability-related discharge or such other documentation issued by an Applicable Governmental Agency that would demonstrate an award of the disability benefit; and

(iii)          in the case of a Hardship Repurchase sought upon a stockholder’s confinement to a Long-Term Care Facility, the request must also include: (A) a written statement from a licensed physician certifying either: (1) the stockholder’s continuous and continuing confinement to a Long-Term Care Facility over the course of the last year; or (2) that the licensed physician has determined that the stockholder will be indefinitely confined to a Long-Term Care Facility; and (B) a written statement by or on behalf of the Long-Term Care Facility, certifying to the stockholder’s continuous and continuing confinement in that facility, or other proof of continuous and continuing confinement within a Long-Term Care Facility.

(b)           Deadline for Repurchase Request.  To be eligible for repurchase for a particular calendar quarter, DST must receive a repurchase request, in good order, on or before the last business day of that calendar quarter.

(c)           Date of Repurchase.  The Company shall repurchase Shares accepted for repurchase under this Repurchase Program for a particular calendar quarter on the date that is five (5) business days prior to the last business day of the first month of the subsequent calendar quarter (the “Repurchase Date”).  The Repurchase Date shall be the effective date of that repurchase and the date on which the purchase price per Share is determined.  More specifically, commencing on the Repurchase Date, any Shares accepted for repurchase will no longer be deemed outstanding.  Within five (5) business days of the Repurchase

Date, the Company shall send to the stockholder or the Requesting Party, as applicable, all cash proceeds resulting from the repurchase of the Shares.

(d)           Withdrawal of Repurchase Request.  Any stockholder or, in the case of an Estate Repurchase, any Requesting Party, wishing to withdraw a repurchase request shall provide the Company with a written request of withdrawal at least five (5) business days prior to the Repurchase Date.

(e)           Ineffective Withdrawal.  In the event the Company receives a written notice of withdrawal, as described in Section 6(e), from a stockholder or, in the case of an Estate Repurchase, a Requesting Party, less than five (5) business days prior to the Repurchase Date, the notice of withdrawal shall not be effective with respect to the Shares repurchased, but shall be effective with respect to any of the Shares not repurchased.  The Company shall provide the stockholder or, in the case of an Estate Repurchase, the Requesting Party, written notice of the ineffectiveness or partial ineffectiveness of the written notice of withdrawal, within five (5) business days following the Repurchase Date.

7.             Treatment of Repurchased Shares.  All Shares repurchased by the Company pursuant to this Repurchase Program shall be cancelled and shall have the status of authorized but unissued shares.  The Company shall not reissue any Shares repurchased by it pursuant to this Repurchase Program unless those Shares are first registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and registered, or exempt from registration, under appropriate state securities laws or otherwise issued in compliance with these laws.

8.             Termination of Repurchase Program.  This Repurchase Program shall be suspended or terminated, as the case may be, and the Company shall not accept Shares for repurchase upon the occurrence of any of the following:

(a)           Listing.  This Repurchase Program shall immediately terminate, without further action by the Board or any notice to the Company’s stockholders, on the date the Shares are approved for listing on any national securities exchange.

(b)           Board Discretion.  Subject to complying with the notice provisions set forth in Section 10(a) below, this Repurchase Program may be suspended, in whole or in part, or terminated in the Board’s sole discretion.

9.             Amendment; Rejection of Requests.  Notwithstanding anything to the contrary herein, this Repurchase Program may be amended, in whole or in part, by the Board, in its sole discretion, at any time or from time to time.  Further, the Board reserves the right in its sole discretion at any time and from time to time to reject any requests for repurchases.

10.           Miscellaneous.

(a)           Notice.  In the event of any amendment, suspension or termination of this Repurchase Program pursuant to Section 8(b) or Section 9 hereof, as the case may be, the Company shall provide written notice to its stockholders at least thirty (30) days prior to the effective date of the amendment, suspension or termination.  In addition, the Company shall disclose the amendment, suspension or termination in a report filed by the Company with the Securities and Exchange Commission on either Form 8-K, Form 10-Q or Form 10-K, or any successor forms, as applicable.

(b)           Liability.  Subject to the limitations contained in the Company’s articles of incorporation, as amended, neither the Company nor DST shall have any liability to any stockholder or Requesting Party, as applicable, for the value of the Shares presented for repurchase, the repurchase price of the Shares or for any damages resulting from the presentation of Shares for repurchase or the repurchase of Shares under this Repurchase Program or from the Company’s determination not to repurchase Shares under the Repurchase Program, except as a result of the Company’s or DST’s negligence, misconduct or violation of applicable law; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights or claims that a stockholder or Requesting Party, as applicable, may have under federal or state securities laws.

(c)           Taxes.  The stockholder or the Requesting Party, as applicable, shall have sole responsibility and liability for the payment of all taxes, assessments and other applicable obligations resulting from the repurchase of Shares pursuant to this Repurchase Program and neither the Company nor DST shall have any such responsibility or liability.

(d)           Administration and Costs.  DST shall perform all recordkeeping and other administrative functions involved in operating and maintaining the Repurchase Program.  The Company shall bear all costs involved in organizing, administering and maintaining the Repurchase Program.  No fees will be paid to the Company’s sponsor, its business manager, its directors or any of their affiliates in connection with the repurchase of shares by the Company pursuant to this Repurchase Program.